Exhibit 99.1

Media Relations: Chris Faust FastLane Communications 973-582-3498 cfaust@fast-lane.net	Investor Relations: Wolfe Axelrod Weinberger Associates, LLC Stephen D. Axelrod, CFA; Adam Lowensteiner (212) 370-4500; (212) 370-4505 steve@wolfeaxelrod.com adam@wolfeaxelrod.com

FOR IMMEDIATE RELEASE:

Onstream Media Corporation to Report Third Quarter Fiscal 2012 Financial

Results on August 14

Management to Discuss Results and Fiscal 2012 Outlook in August 15 Conference Call

POMPANO BEACH, FL – August 13, 2012 – Onstream Media Corporation (NASDAQ: ONSM), a leading online service provider of live and on-demand corporate audio and web communications, virtual event technology and social media marketing, today announced that its management will conduct a conference call at 4:30 p.m. ET on Wednesday, August 15, 2012, to discuss its third quarter fiscal 2012 financial results for the nine and three months ended June 30, 2012. The Company anticipates releasing financial results and filing its Form 10-Q after the close of trading on the previous day, Tuesday, August 14, 2012. During this conference call, Mr. Randy Selman, President and Chief Executive Officer of Onstream Media Corporation and Mr. Robert Tomlinson, the Company's CFO, will discuss the Company's financial results as well as the outlook for the remainder of fiscal 2012. Management discussion will be followed by an open Q&A session.

Interested parties may listen to the presentation live online at http://www.visualwebcaster.com/event.asp?id=88713 or by calling 1-888-645-4404 or 201-604-0169. It is recommended to dial in approximately 10 to 15 minutes prior to the scheduled start time. An audio rebroadcast of the conference call will be archived for one year online at http://www.visualwebcaster.com/event.asp?id=88713.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media Corporation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media's filings with the Securities and Exchange Commission.

About Onstream Media:

Onstream Media Corporation (NASDAQ:ONSM), is a leading online service provider of live and on-demand corporate audio and web communications, virtual event technology and social media marketing. Onstream Media's innovative Digital Media Services Platform (DMSP) provides customers with cost effective tools for encoding, managing, indexing, and publishing content via the Internet. The company’s MarketPlace365® solution enables publishers, associations, tradeshow promoters and entrepreneurs to rapidly and cost effectively self deploy their own online virtual marketplaces. In addition, Onstream Media provides live and on-demand webcasting, webinars, web and audio conferencing services. To date, almost half of the Fortune 1000 companies and 78% of the Fortune 100 CEOs and CFOs have used Onstream Media's services. Select Onstream Media customers include: AAA, Dell, Disney, Georgetown University, National Press Club, PR Newswire, Shareholder.com (NASDAQ), Sony Pictures and the U.S. Government. Onstream Media's strategic relationships include Akamai, BT Conferencing and Trade Show News Network (TSNN). For more information, visit Onstream Media at http://www.onstreammedia.com or call 954-917-6655.